Rule 497(e) File Nos. 333-00305
                                                                and 811-07497



               SALOMON BROTHERS INSTITUTIONAL INVESTMENT SERIES

                      SUPPLEMENT DATED AUGUST 20, 2002 TO
         THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2002

               SALOMON BROTHERS INSTITUTIONAL SERIES FUNDS INC:

           SALOMON BROTHERS INSTITUTIONAL EMERGING MARKETS DEBT FUND
              SALOMON BROTHERS INSTITUTIONAL HIGH YIELD BOND FUND


The following revises and supersedes, as applicable, the information contained under "Investment Limitations" in the Statement of Additional Information for Salomon Brothers Institutional Investment Series.

On August 19, 2002, the stockholders of each of Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Institutional High Yield Bond Fund approved the reclassification of each Fund's investment objective from a fundamental to a non-fundamental policy. Accordingly, each Fund's investment objective is no longer a fundamental policy and may be changed by vote of the Board of Directors of Salomon Brothers Institutional Series Funds Inc without stockholder approval.
FD02631